UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2021 (April 5, 2021)

COLLECTIVE GROWTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39276	84-3954038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1805 West Avenue

Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 358-9085

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	CGROU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CGRO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	CGROW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously disclosed, on December 10, 2020, Collective Growth Corporation, a Delaware corporation (“Collective Growth”) entered into a Business Combination Agreement (“Business Combination Agreement”) by and among Collective Growth, Innoviz Technologies Ltd., a company organized under the laws of the State of Israel (the “Company” or “Innoviz”), Hatzata Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Perception Capital Partners LLC, a Delaware limited liability company (“Perception”) (solely for purposes of Sections 2.2(d), 2.3(a), 2.8, 2.9, 5.2, 5.5, 7.2 and Article VIII) and Antara Capital LP, a Delaware limited partnership (“Antara”) (solely for purposes of Sections 5.2, 5.5, 7.2 and Article VIII).

On April 5, 2021 (the “Closing Date”), as contemplated by the Business Combination Agreement, Merger Sub merged with and into Collective Growth, with Collective Growth surviving as a wholly-owned subsidiary of Innoviz (the “Business Combination”). Additionally, on the Closing Date, Innoviz completed the sale of ordinary shares of Innoviz (“Company Ordinary Shares”) to certain accredited investors (“Investors”), at a price per share of $10.00, for gross proceeds to Innoviz of approximately $230.0 million, pursuant to a series of subscription agreements (“Subscription Agreements”) entered into by Innoviz and the Investors concurrently with the execution of the Business Combination Agreement.

On the Closing Date, after giving effect to the redemption of an aggregate of 891,046 shares of Collective Growth’s Class A common stock in accordance with the terms of Collective Growth’s amended and restated certificate of incorporation (“SPAC Redemptions”), but without giving effect to the issuance of Company Ordinary Shares which may be issued pursuant to the earnout conditions set forth in the Business Combination Agreement, the securityholders of Innoviz and certain members of Innoviz’s management receiving shares pursuant to the Business Combination Agreement (“Company Management”) own more than 65% of the outstanding Company Ordinary Shares and the securityholders of Collective Growth, Perception, Antara, and the Investors purchasing PIPE Shares own the remaining Company Ordinary Shares.

On the Closing Date, the following securities issuances were made by Innoviz to Collective Growth’s securityholders: (i) each outstanding share of Class B common stock of Collective Growth, after taking into account the forfeiture of 1,875,000 shares by the holders of Class B common stock, was exchanged for one ordinary share of Innoviz (“Company Ordinary Share”), (ii) each outstanding share of Class A common stock of Collective Growth was exchanged for one Company Ordinary Share, and (iii) each outstanding warrant of Collective Growth, after taking into account the forfeiture of 187,500 warrants by certain holders of warrants of Collective Growth and including an aggregate of 100,000 warrants issued upon the conversion of outstanding convertible notes made by the Sponsor for working capital purposes, was assumed by Innoviz and became a warrant of Innoviz (“Company Warrant”).

In addition, on the Closing Date and in connection with the consummation of the Business Combination, (i) each outstanding preferred share of Innoviz was converted into one Company Ordinary Share, (ii) Innoviz issued Perception an aggregate of 3,027,747 Company Warrants, and (iii) Innoviz issued Antara an aggregate of 3,002,674 Company Ordinary Shares and 3,784,753 Company Warrants.

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement, which was filed as Exhibit 2.1 to Collective Growth’s Current Report on Form 8-K filed on December 14, 2020, and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Collective Growth, Innoviz, Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), and American Stock Transfer & Trust Company, a New York corporation (“AST”) entered into that certain Assignment, Assumption and Amendment Agreement (“New Warrant Agreement”). The New Warrant Agreement amends that certain Warrant Agreement, dated as of April 30, 2020, by and between Collective Growth and Continental (the “Existing Warrant Agreement”), to provide for the assignment by Collective Growth of all its rights, title and interest in the warrants of Collective Growth to Innoviz. Pursuant to the New Warrant Agreement, all Collective Growth warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Collective Growth’s Class A common stock, but instead will be exercisable for Company Ordinary Shares. The New Warrant Agreement also covers Company Warrants issued as part of the Business Combination. Further, the New Warrant Agreement provides for the resignation of Continental and succession of AST as warrant agent.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of Collective Growth terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of April 30, 2020, between Collective Growth and Continental, pursuant to which Continental invested the proceeds of Collective Growth’s initial public offering in a trust account and facilitated the SPAC Redemptions; (ii) that certain Administrative Services Agreement, dated as of April 30, 2020, between Collective Growth and Ocelot Capital Management LLC, pursuant to which an affiliate of certain officers and directors of Collective Growth provided office space, utilities, and secretarial and administrative support to Collective Growth for a fee of $10,000 per month; (iii) that certain Services Agreement, dated as of April 30, 2020, among Collective Growth, Black Canvas Consulting Inc. and Tim Saunders, which provided for the services of Mr. Saunders as Chief Financial Officer of Collective Growth; and (iv) each Letter Agreement, dated as of April 30, 2020, made in favor of Collective Growth by each officer and director of Collective Growth and Shipwright SPAC I, LLC, which included covenants of such persons to vote in favor of Collective Growth’s initial business combination and not to participate in the SPAC Redemptions, among other things.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Collective Growth and Innoviz notified The Nasdaq Capital Market (“Nasdaq”) that the certificate of merger relating to the Business Combination had been filed with the Secretary of State of the State of Delaware and that Collective Growth’s outstanding securities had been converted into Company Ordinary Shares and Company Warrants, as described in Item 1.02 above. Collective Growth and Innoviz jointly requested that Nasdaq delist Collective Growth’s units, Class A common stock, and warrants on April 5, 2021, and as a result, trading of Collective Growth’s units, Class A common stock, and warrants on Nasdaq was suspended at 4:00 p.m. on April 5, 2021. On April 5, 2021, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Collective Growth’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Collective Growth occurred. Following the consummation of the Business Combination, Collective Growth became a wholly owned subsidiary of Innoviz.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of Collective Growth’s officers and directors resigned as a member of Collective Growth’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between Collective Growth and the officers and directors on any matter relating to Collective Growth’s operations, policies or practices.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Business Combination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1*

Business Combination Agreement, dated as of December 10, 2020, by and among Collective Growth Corporation, Hatzata Merger Sub, Inc., Innoviz Technologies Ltd., Perception Capital Partners LLC (solely for purposes of Sections 2.2(d), 2.3(a), 2.8, 2.9, 5.2, 5.5, 7.2 and Article VIII) and Antara Capital LP (solely for purposes of Sections 5.2, 5.5, 7.2 and Article VIII), incorporated by reference to the Registrant’s Current Report on Form 8-K filed on December 14, 2020.

4.1	Assignment, Assumption and Amendment Agreement, dated as of April 5, 2021, among Collective Growth Corporation, Innoviz Technologies Ltd., Continental Stock Transfer & Trust Company, and American Stock Transfer & Trust Company.

99.1	Press Release.

*

Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Collective Growth agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2021		COLLECTIVE GROWTH CORPORATION

	By:	/s/ Omer Keilaf
Name: Omer Keilaf
Title: President